                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549





                                 FORM 8-K
                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

   Date of Report (Date of earliest event) March 3, 1998





                 ASSOCIATES CORPORATION OF NORTH AMERICA
          (Exact name of registrant as specified in its charter)




            DELAWARE
(State or other jurisdiction of incorporation)

(Commission File Number)        1-6154
(I.R.S. Employer
Identification Number)          74-1494554





250 E. Carpenter Freeway, Irving, Texas                          75062-2729
(Address of principal executive offices)                         (Zip Code)





Registrant's telephone number, including area code (972) 652-4000
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Item 5. Other Events.

      On March 3, 1998, Ford Motor Company ("Ford"), the ultimate parent of the Registrant, announced it had approved the terms of the distribution of its
80.7 percent interest in Associates First Capital Corporation, the direct parent of the Registrant, to Ford common and Ford Class B common shareholders. The distribution will be made on April 7, 1998, to Ford shareholders of record on March 12, 1998. A copy of the news release dated March 3, 1998 issued by Ford and a copy of the news release dated March 3, 1998 issued by Associates First Capital Corporation are attached as Exhibits 20.1 and 20.2, respectively, and incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits.



     20.1 -   News Release by Ford Motor Company dated March 3, 1998

     20.2 - News Release by Associates First Capital Corporation dated March 3, 1998


                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ASSOCIATES CORPORATION OF
                                     NORTH AMERICA



                                     By:/s/ Timothy M. Hayes
                                         ----------------------
                                        Timothy M. Hayes
                                        Assistant Secretary


Date:March 3, 1998